--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                        Short-Term U.S. Government Fund
--------------------------------------------------------------------------------
                                November 30, 1998
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================
     * Interest rates, particularly on short- and intermediate-term securities, plunged during last summer's financial rout. In response, the Federal Reserve lowered key rates three times.

     * The fund's 6- and 12-month returns exceeded its Lipper peer group average.

     * Performance benefited from slightly longer duration and our focus on mortgage-backed securities that can either protect against or take advantage of prepayments.

     * Cash flow into the fund was initially invested in Treasuries but will be redeployed into higher-yielding mortgage securities.

     * We expect economic growth to slow and interest rates to move in a narrow range during the months ahead, an environment that should favor your fund.

================================================================================
FELLOW SHAREHOLDERS
     Interest rates plunged and Treasury prices soared during last summer's rout in the financial markets, as investors flocked to the safety of U.S. government securities amid a series of global economic and financial crises. Rate movements were greatest among short- and intermediate-term Treasuries leading up to the Federal Reserve's three rate cuts this fall. Top-quality shorter-term bonds and your fund provided excellent returns for the 6- and 12-month periods ended November 30.

MARKET ENVIRONMENT

[Interest Rate Levels chart showing yields of 5-Year Treasury Note, 2-Year Treasury Note and 1-Year Treasury Bill from 11/30/97 through 11/30/98)

     The environment of the past six months---and especially the anxious August-through-September period---proved to be ideal for your fund. Concerns that the U.S. economy would overheat and ignite inflationary pressures, particularly due to rising employment costs, were overshadowed by fears of global recession, deflation, and loss of liquidity in the financial markets. Though the domestic economy continued its record-setting expansion with high employment and only modest signs of a slowdown, the apparent spread of the Asian economic crisis caused investors---temporarily, at least---to flee from real and perceived risks. The subsequent near-failure of a prominent and highly leveraged hedge fund added fuel to the fire as investors abandoned emerging markets and lower-quality corporate issues.

================================================================================

               PREPARING FOR THE YEAR 2000
               ---------------------------
               The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

               T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

               OUR PLAN OF ACTION
               ------------------
               We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We will complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.
               We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

               SMOOTH TRANSITION PLANNED
               -------------------------
               We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we are taking steps to modify them where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.
               The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.
               For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

================================================================================

     Most mortgage securities underperformed Treasuries, particularly long-term bonds, as the decline in interest rates caused homeowners to increase refinancings and as many hedge funds sold their most liquid assets. The Federal Reserve cut key short-term interest rates three times in less than two months, beginning September 29. Prior to that the central bank had kept the federal funds target rate unchanged at 5.5% since early 1997. As the Fed demonstrated its determination to restore confidence to financial markets, Treasuries lost some of their gains and lower-quality bonds regained some strength. From 5.56% at the beginning of the period, the yield on the two-year Treasury note fell to 4.1% at the end of October before settling at 4.64% on November 30.

PERFORMANCE AND STRATEGY REVIEW

================================================================================

    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 11/30/98        6 Months        12 Months
    ----------------------        --------        ---------
    Short-Term
    U.S. Government Fund           4.08%            7.13%
    Lipper Average of Short-Term
    U.S. Government Funds          2.18             4.82

================================================================================

     The fund's return of 4.08% for the first half of our fiscal year was generated by both income and share price appreciation from $4.65 on May 31 to $4.71 on November 30. Despite the sharp decline in interest rates, dividends remained steady at $0.13 a share for the last six months. Over the past 12 months, dividends fell just a penny to $0.26 per share. Performance for both periods outstripped our peer group average, as shown in the table, partly because of our continued focus on higher-yielding securities and slightly longer duration. (Duration is a measure of a bond fund's sensitivity to interest rates; for example, a duration of two years means the fund's share price will rise or fall about two percent for each one-percentage-point fall or rise in interest rates.)

     The greatest contributor to performance was a type of structured mortgage security called a "principal only" strip (PO). These securities derive their value from principal payments made on underlying 30-year Freddie Mac securities and helped us take advantage of rising prepayments. Purchasing these types of structured, mortgage-backed securities has been a priority since early this year, as we began increasing our mortgage commitment. Our exposure to POs grew from 5.8% on May 31 to 9.5% on November 30. We had expected the continued high level of mortgage prepayments, but anticipated only a slightly downward drift in interest rates---not the sharp and sudden drop that occurred. POs are acutely sensitive to both interest rates and the rate of principal prepayments, and, as a result, these holdings boosted fund returns during the period under review.

==============================
We also  benefited  from
our emphasis on balloon
mortgages within the
mortgage sector.
==============================

     We also benefited from our emphasis on balloon mortgages within the mortgage sector. These types of loans have less prepayment risk than other types of mortgages. Even though the nominal maturity of balloon mortgages may be up to 30 years, their duration is only one to three years because homeowners are required to pay them off or refinance before the balloon date comes due, usually within five or seven years. Balloon mortgages also have attractive yields and, therefore, fit well with the fund's objective of high income and minimal price fluctuation. Our balloon position also included purchases in the forward market to increase our positive exposure to declining interest rates. Our holdings of collateralized mortgage obligations (CMOs), which we increased early in the year, also afforded us protection against prepayments because of the way they are structured.

     We had expanded our mortgage positions to as much as 77% of fund assets at the beginning of the period, but the unusually heavy pace of mortgage refinancings as well as steady inflows of new cash into the fund helped push that position down to 64% by November 30. Proceeds were invested in Treasuries, which doubled from 15% of the fund to 30% by the end of the period. These assets, however, will be redeployed into higher-yielding mortgage securities as opportunities present themselves. Our holdings of very high-quality corporate bonds and asset backed securities remained about the same, at 14% of assets.

OUTLOOK

     We expect a period of slower economic and corporate earnings growth in 1999, marked by reduced business investment in capital equipment. We are already seeing signs of a slowdown in the manufacturing sector in the U.S. In addition, the strong dollar and weakening economic conditions in Latin America and Asia should continue to constrain U.S. exports. These factors should limit the growth of personal income. Finally, with consumer credit at record levels, the likelihood of a slowdown in consumer spending has increased. Growth in real GDP is likely to remain below 2% at least through the middle of next year, but we don't expect a recession. Upward pressure on wages and service sector costs should be reduced. We would expect interest rates to continue to move in a narrow range, and we do not foresee another Treasury bond rally of the magnitude witnessed last summer. Such an environment should be beneficial for your fund, especially if mortgage prepayments can be held at a predictable rate. The fund's credit quality remains at the highest level, AAA, so a slowdown in the economy should not significantly affect results.

Respectfully submitted,

[signature]

Peter Van Dyke
President
December 17, 1998
================================================================================

CHANGE IN MANAGEMENT

     Peter Van Dyke, a managing director of T. Rowe Price Associates and director of the taxable bond department, is retiring at the end of 1998. Mr. Van Dyke joined the company in 1985. We are grateful for his contributions and wish him the best for the future. Heather R. Landon has been appointed chairman of the fund's Investment Advisory Committee. Ms. Landon, who joined the firm in 1979, has been a member of the Advisory Committee since the fund's inception in 1991 and has worked very closely with Mr. Van Dyke on the management of the fund for a number of years. Other members of Short-Term U.S. Government's committee include James M. McDonald, Edmund M. Notzon III, Gwendolyn G. Wagner, and William T. Reynolds.

     The preceding updates the Short-Term U.S. Government Fund prospectus of October 1, 1998.
================================================================================

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND

    PORTFOLIO HIGHLIGHTS
    --------------------
    KEY STATISTICS
    --------------
                                                        5/31/98       11/30/98
                                                        -------       --------

Price Per Share                                          $4.65          $4.71

Dividends Per Share

     For 6 months                                         0.13           0.13
     For 12 months                                        0.27           0.26

Dividend Yield *
     For 6 months                                         5.88%          5.51%
     For 12 months                                        6.04           5.77

30-Day Standardized Yield                                 5.76           4.92

Weighted Average Maturity (years)                         2.8            3.0
Weighted Average Effective Duration (years)               2.2            2.3
Weighted Average Quality **                               AAA            AAA

     *    Dividends  earned  and  reinvested  for  the  periods   indicated  are
          annualized and divided by the average daily net asset values per share for the same period.
     **   Based on T. Rowe Price research.

================================================================================

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND
---------------------------------------------
    PORTFOLIO HIGHLIGHTS
    --------------------
    SECTOR DIVERSIFICATION
    ----------------------
                                                      Percent of     Percent of
                                                      Net Assets     Net Assets
                                                        5/31/98       11/30/98
                                                        -------       --------
U.S. Government Mortgage-Backed Securities                77%            64%
U.S. Treasury Obligations                                 15             30
Corporate Bonds and Notes                                 13              7
Asset-Backed Securities                                    -              6
All Other                                                  6              2
Other Assets Less Liabilities                            -11             -9

Total                                                    100%           100%

================================================================================
T. Rowe Price Short-Term U.S. Government Fund
Performance Comparison
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Short-Term U.S. Government Fund SEC Chart Shown Here]

Average Annual Compound Total Return
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
================================================================================
                                                              Since   Inception
Periods Ended 11/30/98       1 Year     3 Years   5 Years   Inception      Date
----------------------       ------     -------   -------   ---------      ----
Short-Term U.S. Govern-
     ment Fund                7.13%      6.02%     5.58%       5.04%    9/30/91

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
FINANCIAL HIGHLIGHTS
Unaudited
                                  For a share outstanding throughout each period

                            6 Months      Year                                   3 Months++      Year
                               Ended     Ended                                       Ended      Ended
                            11/30/98   5/31/98    5/31/97    5/31/96    5/31/95    5/31/94    2/28/94
                            --------   -------    -------    -------    -------    -------    -------
NET ASSET VALUE
Beginning of period     $     4.65 $     4.62 $    4.59  $    4.67  $    4.65  $    4.75  $    4.83
------------------------------------------------------------------------------------------------------
Investment activities
  Net investment income       0.13*      0.27*     0.28*      0.28*      0.26*      0.06*      0.23*
  Net realized and
  unrealized gain (loss)      0.06       0.03      0.03      (0.08)      0.01      (0.11)     (0.08)
------------------------------------------------------------------------------------------------------
  Total from
  investment activities       0.19       0.30      0.31       0.20       0.27      (0.05)      0.15
------------------------------------------------------------------------------------------------------
Distributions
  Net investment income      (0.13)     (0.27)    (0.27)     (0.27)     (0.24)     (0.05)     (0.17)
  Tax return of capital          -          -     (0.01)     (0.01)     (0.01)         -      (0.06)
------------------------------------------------------------------------------------------------------
  Total distributions        (0.13)     (0.27)    (0.28)     (0.28)     (0.25)     (0.05)     (0.23)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE
End of period           $     4.71 $     4.65 $    4.62  $    4.59  $    4.67  $    4.65  $    4.75
Ratios/Supplemental=Data==============================================================================
Total returns ^               4.08%*     6.71%*    6.90%*     4.31%*     6.14%*    (0.97)%*    3.11%*
------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets            0.70%*+    0.70%*    0.70%*     0.70%*     0.59%*    0.50%*+     0.40%*
------------------------------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                    5.40%*+    5.88%*    6.05%*     5.93%*     5.48%*    4.69%*+     4.78%*
------------------------------------------------------------------------------------------------------
Portfolio turnover rate    106.3%+      107.5%    82.9%     152.8%     100.0%     27.6%+      70.4%
------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)             $137,315  $ 109,863  $  92,697  $  98,529  $ 112,387  $ 187,517  $ 225,154
------------------------------------------------------------------------------------------------------

     ^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     * Excludes expenses in excess of a 0.40% voluntary expense limitation in effect September 1, 1992 through February 28, 1994, a 0.50% voluntary expense limitation in effect March 1, 1994 through August 31, 1994, a 0.60% voluntary expense limitation in effect September 1, 1994 through February 28, 1995, and a 0.70% voluntary expense limitation in effect March 1, 1995 through May 31, 2000.
     +    Annualized
     ++   The fund's fiscal year-end was changed to May 31.

================================================================================

UNAUDITED                                                 NOVEMBER 30, 1998
STATEMENT OF NET ASSETS
                                                         PAR             VALUE
                                                             IN THOUSANDS
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES==63.5%
U.S. Government Agency ARM  2.4%
Federal National Mortgage Assn.
       6.122%, 3/1/20                             $          112  $        113
-------------------------------------------------------------------------------
       6.125%, 8/1/17 - 7/1/18                               262           264
-------------------------------------------------------------------------------
       6.131%, 1/1/19                                        762           768
-------------------------------------------------------------------------------
       6.132%, 15/1/17 - 8/1/20                              415           418
-------------------------------------------------------------------------------
       6.14%, 3/1/18                                          27            27
-------------------------------------------------------------------------------
       6.141%, 3/1/19                                         10            10
-------------------------------------------------------------------------------
       6.149%, 12/1/16 - 10/1/27                             609           614
-------------------------------------------------------------------------------
       6.159%, 3/1/24                                        104           105
-------------------------------------------------------------------------------
       6.161%, 11/1/20 - 5/1/31                              770           776
-------------------------------------------------------------------------------
       6.817%, 10/1/14                                        10            10
-------------------------------------------------------------------------------
       7.055%, 11/1/21                                       124           125
-------------------------------------------------------------------------------
       7.125%, 5/1/17                                         42            42
-------------------------------------------------------------------------------
                                                                         3,272

U.S. Government Agency Obligations  55.0%
Federal Home Loan Mortgage
    5 year balloon
       5.00%, 6/1/99                                         251           251
-------------------------------------------------------------------------------
       5.50%, 3/1 - 12/1/99                                3,737         3,738
-------------------------------------------------------------------------------
       6.50%, 6/1/99 - 9/1/02                              6,101         6,154
-------------------------------------------------------------------------------
       7.00%, 9/1/01                                       2,698         2,740
-------------------------------------------------------------------------------
       8.00%, 2/1/00                                          23            24
-------------------------------------------------------------------------------
    7 year balloon
       6.50%, 12/1/99 - 12/1/03                            4,074         4,112
-------------------------------------------------------------------------------
       7.00%, 1/1/00 - 8/1/01                              2,477         2,505
-------------------------------------------------------------------------------
    REMIC
       5.25%, 11/15/16                                     1,067         1,060
-------------------------------------------------------------------------------
       5.85%, 11/15/17                                       942           938
-------------------------------------------------------------------------------
       7.50%, 11/15/17                                       287           287
-------------------------------------------------------------------------------
       7.75%, 8/15/21                                      3,387         3,513
-------------------------------------------------------------------------------
Federal National Mortgage Assn.
       6.00%, 7/1 - 11/1/13                                2,525         2,527
-------------------------------------------------------------------------------
       7.00%, 9/1/03                                       1,992         2,035
-------------------------------------------------------------------------------
    7 year balloon, 7.50%, 3/1/99 - 8/1/01                   704           710
-------------------------------------------------------------------------------

Federal National Mortgage Assn.
    REMIC
       5.75%, 6/25/06                             $        1,315  $      1,306
-------------------------------------------------------------------------------
       6.00%, 11/18/17                                     5,000         5,080
-------------------------------------------------------------------------------
       6.10%, 8/25/21                                      2,453         2,438
-------------------------------------------------------------------------------
       6.50%, 6/18/11                                      5,000         5,036
-------------------------------------------------------------------------------
       7.00%, 4/18/22                                      4,000         4,055
-------------------------------------------------------------------------------
       Principal Only, 9/25/00 - 11/25/23                 13,640        13,089
-------------------------------------------------------------------------------
       Inverse Floater, 12.806%, 6/25/99                   1,333         1,407
-------------------------------------------------------------------------------
    TBA, 6.00%, 1/1/13                                    12,500        12,551
-------------------------------------------------------------------------------
                                                                        75,556
-------------------------------------------------------------------------------
U.S. Government Guaranteed Obligations  6.1%
Government National Mortgage Assn.
    I, 11.50%, 3/15/10 - 12/15/15                          2,061         2,344
-------------------------------------------------------------------------------
    Project Loan, I, 9.125%, 12/15/28                      1,785         1,835
-------------------------------------------------------------------------------
    REMIC, 9.00%, 7/20/23                                  4,034         4,198
-------------------------------------------------------------------------------
                                                                         8,377
-------------------------------------------------------------------------------
Total U.S. Government Mortgage-Backed Securities (Cost  $86,951)        87,205
-------------------------------------------------------------------------------

U.S.=GOVERNMENT=OBLIGATIONS==29.8%=============================================
U.S. Treasury Obligations  29.8%
U.S. Treasury Notes
       5.25%, 8/15/03                                     14,000        14,409
-------------------------------------------------------------------------------
       5.375%, 6/30/03                                     4,500         4,647
-------------------------------------------------------------------------------
       5.50%, 5/31/03                                      9,000         9,314
-------------------------------------------------------------------------------
       5.75%, 11/30/02                                     8,750         9,093
-------------------------------------------------------------------------------
       6.00%, 7/31/02                                      1,500         1,568
-------------------------------------------------------------------------------
       6.25%, 8/31/02                                      1,000         1,054
-------------------------------------------------------------------------------
       6.625%, 4/30/02                                       750           797
-------------------------------------------------------------------------------
Total U.S. Government Obligations (Cost  $39,971)                       40,882
-------------------------------------------------------------------------------
ASSET-BACKED=SECURITIES==5.6%==================================================
Puget Sound Energy Conservation, 6.23%, 7/11/02            3,601         3,675
-------------------------------------------------------------------------------
IMC Home Equity Loan Trust, 6.36%, 8/20/22                 4,000         4,006
-------------------------------------------------------------------------------
Total Asset-Backed Securities (Cost  $4,024)                             7,681
-------------------------------------------------------------------------------

CORPORATE=BONDS=AND=NOTES==7.5%================================================
Finance and Credit  5.1%
Associates Corp. N.A., MTN, 6.90%, 7/29/02        $        3,600  $      3,774
-------------------------------------------------------------------------------
Ciesco, MTN, (144a), 7.38%, 4/19/00 +                      3,250         3,274
-------------------------------------------------------------------------------
                                                                         7,048
-------------------------------------------------------------------------------
Investment Dealers  0.9%
Merrill Lynch, 8.00%, 2/1/02                               1,220         1,302
-------------------------------------------------------------------------------
                                                                         1,302
-------------------------------------------------------------------------------
Telephone  1.5%
Southwestern Bell Telephone, 6.375%, 4/1/01                2,000         2,048
-------------------------------------------------------------------------------
                                                                         2,048
-------------------------------------------------------------------------------
Total Corporate Bonds and Notes (Cost  $13,853)                         10,398
-------------------------------------------------------------------------------
NON-GOVERNMENT=SECURITIES==0.4%================================================
Non-Government Agency ARM  0.4%
Ryland Mercury Savings Trust, MPC,
                            6.497%, 10/15/18             378               377
-------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities, MPC,
                            6.625%, 7/25/18              164               163
-------------------------------------------------------------------------------
Total Non-Government Securities (Cost  $559)                               540
MONEY=MARKET=FUNDS==1.8%=======================================================
Reserve Investment Fund, 5.34% #                           2,443         2,443
-------------------------------------------------------------------------------
Total Money Market Funds (Cost  $2,443)                                  2,443
=Total=Investments=in=Securities===============================================
 108.6% of Net Assets (Cost  $147,801)                            $    149,149
=Other=Assets=Less=Liabilities=================================================
 Including $12,552 Payable for
               Investment Securities Purchased                         (11,834)
===============================================================================
 NET ASSETS                                                       $    137,315
===============================================================================
 Net Assets Consist of:
 Accumulated net investment income -
     net of distributions                                         $       (530)
 Accumulated net realized gain/loss -
     net of distributions                                              (23,111)
 Net unrealized gain (loss)                                              1,348
 Paid-in-capital applicable to 29,155,674
     shares of $0.01 par value capital stock
     outstanding; 1,000,000,000 shares authorized                      159,608
===============================================================================
 NET ASSETS                                                       $    137,315
===============================================================================
 NET ASSET VALUE PER SHARE                                     $          4.71
===============================================================================
     +    Private placement
     #    Seven-day yield
     ARM  Adjustable Rate Mortgage
 Inverse
 Floater Inverse floating rate note; interest rate is inversely tied to a published index - rate shown reflects current rate at 11/30/98
     MPC  Mortgage Pass-through Certificate
     MTN  Medium Term Note
     REMIC Real Estate Mortgage Investment Conduit
     TBA To be announced security was purchased on a forward commitment basis 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 2.4% of net assets.

================================================================================

T. Rowe Price Short-Term U.S. Government Fund
Unaudited
    Statement of Operations
    In thousands
                                                                Ended
                                                             11/30/98
                                                             --------
Investment Income
Interest income                                        $        3,825
Expenses
      Investment management                                       221
      Shareholder servicing                                        93
      Custody and accounting                                       69
      Prospectus and shareholder reports                           22
      Registration                                                 17
      Legal and audit                                               7
      Directors                                                     3
      Proxy and annual meeting                                      3
      Miscellaneous                                                 2
      Total expenses                                              437
Net investment income                                           3,388
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                            106
Change in net unrealized gain or loss on securities             1,212
Net realized and unrealized gain (loss)                         1,318

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                       $  4,706


The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND
UNAUDITED
    STATEMENT OF CHANGES IN NET ASSETS
    IN THOUSANDS
                                                        6 Months         Year
                                                           Ended        Ended
                                                        11/30/98      5/31/98
                                                        --------      -------
Increase (Decrease) in Net Assets
Operations
      Net investment income ...........................$   3,388    $   5,933
      Net realized gain (loss) ........................      106          377
      Change in net unrealized gain or loss ...........    1,212          309
      Increase (decrease) in net assets from operations    4,706        6,619

Distributions to shareholders
      Net investment income ...........................   (3,388)      (5,933)

Capital share transactions *
      Shares sold .....................................   51,312       45,481
      Distributions reinvested ........................    2,955        5,060
      Shares redeemed .................................  (28,133)     (34,061)
      Increase (decrease) in net assets from capital
      share transactions ..............................   26,134       16,480

Net Assets
Increase (decrease) during period .....................   27,452       17,166
Beginning of period ...................................  109,863       92,697
End of period .........................................$ 137,315    $ 109,863

* Share information
          Shares sold .................................   10,900        9,770
          Distributions reinvested ....................      628        1,087
          Shares redeemed .............................   (5,979)      (7,315)
          Increase (decrease) in shares outstanding ...    5,549        3,542

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Short-Term U.S. Government Fund
Unaudited                                                     November 30, 1998
Notes to Financial Statements
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Short-Term U.S. Government Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1991.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayments as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $4,024,000 and $1,238,000, respectively, for the six months ended November 30, 1998. Purchases and sales of U.S. government securities aggregated $94,796,000 and $68,683,000, respectively, for the six months ended November 30, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 1998 the fund had capital loss carryforwards for federal income tax purposes of $23,217,000, of which $12,330,000 expires in 2000, $5,229,000 in 2001, and $5,658,000 thereafter through 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At November 30, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $147,801,000. Net unrealized gain aggregated $1,348,000 at period end, of which $1,704,000 related to appreciated investments and $356,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $45,000 was payable at November 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At November 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through May 31, 2000, which would cause the fund's ratio of expenses to average net assets to exceed 0.70%. Thereafter, through May 31, 2002, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.70%. Pursuant to this agreement, $42,000 of management fees were not accrued by the fund for the six months ended November 30, 1998. Pursuant to a previous agreement, $266,000 remains subject to reimbursement through May 31, 2000.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $126,000 for the six months ended November 30, 1998, of which $23,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended November 30, 1998, totaled $153,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     BY PHONE 1-800-225-5132 Available Monday through Friday from
     8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     IN PERSON Available in T. Rowe Price Investor Centers.

     Account Services

     CHECKING Available on most fixed income funds ($500 minimum).

     AUTOMATIC INVESTING From your bank account or paycheck.

     AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

     DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

     AUTOMATED 24-HOUR SERVICES Including Tele*Access [Registration Mark] and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     DISCOUNT BROKERAGE*

     INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

     INVESTMENT INFORMATION

     COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

     SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

     T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

     PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

     INSIGHTS Educational reports on investment strategies and financial markets.

     INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     *    A  division  of  T.  Rowe  Price  Investment  Services,   Inc.  Member
          NASD/SIPC.
================================================================================

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------
STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended  Equity  Market Index
Financial  Services
Growth & Income
Growth Stock
Health  Sciences
Media &  Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America  Growth
New Era
New  Horizons**
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
Emerging  Markets Stock
European Stock
Global Stock
International  Discovery
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC  TAX-FREE
California  Tax-Free  Bond
Florida  Intermediate Tax-Free***
Georgia  Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland Tax-Free Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit  Municipal Income
Summit  Municipal  Intermediate
Tax-Free  High  Yield
Tax-Free  Income
Tax-Free  Intermediate  Bond+
Tax-Free  Short-Intermediate
Virginia  Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Emerging Markets Bond
Global Bond++
International Bond

MONEY MARKET FUNDS+++
--------------------------------------------------------------------------------
TAXABLE
Prime Reserve
Summit Cash  Reserves
U.S.  Treasury  Money

TAX-FREE
California  Tax-Free  Money
New York Tax-Free  Money
Summit  Municipal Money Market
Tax-Exempt  Money


BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Balanced
Personal  Strategy Balanced
Personal  Strategy  Growth
Personal  Strategy  Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*      Formerly named Equity Index.
**     Closed to new investors.
***    Formerly named Florida Insured Intermediate Tax-Free.
+      Formerly named Tax-Free Insured Intermediate Bond.
++     Formerly named Global Government Bond.
+++ Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In New York, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================

ANNUAL MEETING RESULTS
     The Short-Term U.S. Government Fund held an annual meeting on October 15, 1998, to elect directors of the fund and to ratify the Board of Directors'
selection   of   PricewaterhouseCoopers   L.L.P.   as  the  fund's   independent
accountants.

     The results of voting were as follows (by number of shares):

     For nominees to the Board of Directors of the
Short-Term  U.S.  Government Fund:
Calvin W. Burnett
    In favor: .........................13,890,472.634
    Withheld: .........................   288,292.351

Anthony W. Deering
    In favor: .........................13,894,528.216
    Withheld: .........................   284,236.769

F. Pierce Linaweaver
    In favor: .........................13,863,023.729
    Withheld: .........................   315,741.256

William T. Reynolds
    In favor: .........................13,917,686.751
    Withheld: .........................   261,078.234

James S. Riepe
    In favor: .........................13,891,144.132
    Withheld: .........................   287,620.853

John G. Schreiber
    In favor: .........................13,899,121.665
    Withheld: .........................   279,643.320

M. David Testa
    In favor: .........................13,917,686.751
    Withheld: .........................   261,078.234

For PricewaterhouseCoopers L.L.P
as independent accountants:
    In favor: .........................13,661,289.230
    Withheld: .........................   114,261.715
    Abstained: ........................   403,214.040
================================================================================
FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T.Rowe Price Short-Term U.S.
Government Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.         F69-051  11/30/98